UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2005

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PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

__________________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

  increased competitive pressures from existing competitors and new entrants;

  increases in interest rates or our cost of borrowing or a default under any material debt agreements;

  deterioration in general or regional economic conditions;

  adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

  loss of customers or sales weakness;

  inability to achieve future sales levels or other operating results;

  fluctuations of oil and gas prices;

  the unavailability of funds for capital expenditures; and

  operational inefficiencies in distribution or other systems.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operation” in this document and in our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Laurus Funds Financing Transaction

On October 31, 2005, Petrol Oil and Gas, Inc. (“the Company”) entered into agreements with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus Funds”). Under the terms of the Laurus Funds agreements, $10 million was funded into an escrow account to be disbursed to the Company pending finalization of certain closing requirements. The Company issued a Secured Term Note (the “Note”) in the aggregate principal amount of $10 million and a five-year warrant (the “Warrant”) to purchase 1,000,000 shares of the Company’s common stock at $2.00 per share. The Note has a three-year term and bears an interest rate equivalent to the “prime rate” published by the Wall Street Journal from time to time plus 3.25%, subject to a floor of 10% and a ceiling of 14% per annum.

In addition, Laurus Funds, in their sole discretion, may purchase additional notes from the Company in an aggregate principal amount of up to $40,000,000 pursuant to substantially similar terms of the initial Note.

The net proceeds to be derived from the Note will be utilized by the Company to drill and develop its Coal Bed Methane (CBM) gas fields in eastern Kansas as well as to install a gas gathering pipeline and processing system in the production areas.

Once the funds are released from Escrow, the Company plans to file an additional Form 8-K disclosing certain material terms of the financing transaction with Laurus Funds and attaching the Laurus Funds agreements as exhibits.

Employment Agreement

On November 2, 2005, the Company entered into an employment agreement with Paul Branagan, wherein Mr. Branagan agreed to serve as the Company’s Chief Executive Officer and President. The term of employment is for five (5) years. The Company agreed to pay Mr. Branagan annual compensation of $225,000. In addition to the cash compensation, the Company granted Mr. Branagan an extension of previously granted stock options to purchase 1,250,000 shares of its common stock at prices ranging from $0.05 per share to $2.50 per share, exercisable at any time and expiring on September 30, 2010. The Company also granted Mr. Branagan additional options to purchase 500,000 shares of its common stock at $1.75 per share, exercisable at any time and expiring on September 30, 2010. Mr. Branagan will also receive a 1/100 Over Riding Royalty on production from any wells completed on the Company’s current and future leased acreage. The Over Riding Royalty shall be paid as determined by the Company’s Board of Directors and the term of the payment of the Over Riding Royalty shall be in perpetuity. A copy of the employment agreement is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company incurred a direct $10 million financial obligation through execution of the Laurus Funds Note. The Note is secured by a blanket lien on substantially all of the assets owned by the Company. In the event the Company defaults under the agreements with Laurus Funds, Laurus Funds may enforce its rights as a secured party and accelerate payments under the Note and the Company may lose all or a portion of its assets. Subject to certain grace periods, the Note and agreements provide for certain events of default.

See Item 1.01 for a discussion of the Laurus Funds transaction.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Laurus Funds transaction entered into on October 31, 2005, the Company executed a $10 million secured term note and granted Laurus Funds a warrant to purchase 1,000,000 shares of its common stock at $2.00 per share. The Warrant is exercisable at any time or from time to time before 5:00 p.m., New York time, through the close of business October 31, 2010. The Company believes that the issuance and sale of the Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and Regulation D Rule 506. The warrant was issued directly by the Company and did not involve a public offering or general solicitation. Laurus Funds is an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Laurus was afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Company reasonably believes that Laurus immediately prior to issuing the warrant, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. Laurus had the opportunity to speak with the Company’s management on several occasions prior to its investment decision.

In connection with the Laurus Funds financing, the Company will pay Laurus Funds a management fee of $350,000, plus a to be determined amount of due diligence and legal fees, and $2,500 in escrow fees. Further, the Company will pay a cash finders’ fee of $50,000 and issue 50,000 shares of the Company's common stock.

The Company believes the issuance of the 50,000 shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by the Company and did not involve a public offering or general solicitation. The recipient of the shares was afforded an opportunity for effective access to files and records of the Company that contained the relevant information needed to make its investment decision, including the Company's financial statements and 34 Act reports. The Company reasonably believed that the recipient, immediately prior to issuing the shares, had such knowledge and experience in its financial and business matters that it was capable of evaluating the merits and risks of its investment. The recipient had the opportunity to speak with the Company's president and directors on several occasions prior to its investment decision.

Pursuant to Paul Branagan’s employment agreement executed on November 2, 2005 (described in Item 1.01 above), the Company granted Mr. Branagan an extension of previously granted stock options to purchase 1,250,000 shares of its common stock at prices ranging from $0.05 per share to $2.50 per share, exercisable at any time and expiring on September 30, 2010. The Company also granted Mr. Branagan additional options to purchase 500,000 shares of its common stock at $1.75 per share, exercisable at any time and expiring on September 30, 2010. The Company believes the grant of the options was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The options were issued directly by the Company and did not involve a public offering or general solicitation. The recipient of the options is the CEO/President of the Company, which affords him an opportunity for effective access to files and records of the Company that contain relevant information needed to make his investment decision, including the Company's financial statements and 34 Act reports. The Company reasonably believed that the recipient, immediately prior to granting the options, had such knowledge and experience in its financial and business matters that he was capable of evaluating the merits and risks of his investment.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2005, Lawrence J. Finn notified the Company of his intention to resign as Vice President and Chief Financial Officer of the Company effective November 15, 2005. Mr. Finn resignation was the result of family requirements and the inability to relocate full time to Las Vegas. As such, Mr. Finn’s resignation was not the result of any disagreement with the Company or its management or any accounting or company financial issues.

Section 8 – Other Events

Item 8.01 Other Events

Press Release

On November 2, 2005, the Company issued a press release announcing the Agreement with Laurus Funds. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

10.1 Employment Agreement of Paul Branagan dated November 2, 2005
99.1 Press Release dated November 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:/s/ Paul Branagan

Paul Branagan, President

Date: November 9, 2005